UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2009

ARTHROCARE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation)	0-027422 (Commission File Number)	94-3180312 (I.R.S. Employer Identification Number)

7500 Rialto Blvd., Building Two, Suite 100 Austin, TX 78735 (Address of principal executive offices, including zip code)
(512) 391-3900 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 16, 2009, ArthroCare Corporation (the “Company’) and the other parties to the Credit Agreement, dated as of January 13, 2006, as amended (the “Credit Agreement”), by and among the Company, the banks and other financial institutions party thereto from time to time as Lenders (the “Lenders”) and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (the “Administrative Agent”), entered into a Waiver with respect to the Credit Agreement.  Pursuant to the Waiver, the Administrative Agent and the Lenders waived the event of default resulting from the Company’s failure to deliver its June 30, 2008 and September 30, 2008 financial statements prior the Third Extension Period (as defined in the Waiver).  The Waiver shall be deemed null and void if the financial statements are not delivered on or prior to the end of business on March 2, 2009.  A copy of the Waiver is attached hereto as Exhibit 10.69 and is incorporated herein by reference.  The Company also issued a press release in connection with the foregoing matter on January 16, 2009, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in the Company’s press release, dated January 15, 2009, the Nasdaq Hearings Panel determined to delist the Company’s shares from The Nasdaq Stock Market.  The delisting determination is as a result of the Company’s failure to timely file its Quarterly Reports on Form 10-Q for the periods ended June 30, 2008 and September 30, 2008, in accordance with Nasdaq Marketplace Rule 4310(c)(14).  The Company requested a call for review and a stay of delisting from the Nasdaq Listing and Hearing Review Council; however, the Company’s request was denied.  As a result, Nasdaq suspended the trading of the Company’s common stock effective at the opening of trading on January 16, 2009.  A copy of the press release issued in connection with the foregoing matter is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibits

Exhibit No.	Description

10.69
Waiver dated January 16, 2009 from Bank of America, N.A., as Administrative Agent under the Credit Agreement dated as of January 13, 2006, as amended, by and among ArthroCare Corporation, the Subsidiaries thereof party thereto, the Lenders party to thereto and Bank of America N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

99.1	Press Release dated January 16, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTHROCARE CORPORATION

Date: January 20, 2009	By:	/s/ Michael A. Baker
Michael A. Baker
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.69
Waiver dated January 16, 2009 from Bank of America, N.A., as Administrative Agent under the Credit Agreement dated as of January 13, 2006, as amended, by and among ArthroCare Corporation, the Subsidiaries thereof party thereto, the Lenders party to thereto and Bank of America N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

99.1	Press Release dated January 16, 2009.